UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 28, 2020

XPRESSPA GROUP, INC.

(Exact Name of Registrant as Specified in its Charter)

Delaware	001-34785	20-4988129
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

254 West 31st Street, 11th Floor

New York, New York 10001

(Address of Principal Executive Offices and Zip Code)

Registrant’s telephone number, including area code: (646) 525-4319

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common stock, par value $0.01 per share	XSPA	The Nasdaq Stock Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

☐	Emerging growth company

☐	If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Item 5.07.	Submission of Matters to a Vote of Security Holders.

(a) On May 28, 2020, XpresSpa Group, Inc., a Delaware corporation (the “Company”) held a special meeting of stockholders (the “Special Meeting”). At the Special Meeting, a quorum of 37,541,494 shares, or 68.46%, of the outstanding shares of the Company entitled to vote as of the record date of March 30, 2020, were present via webcast or represented by proxy. The total voting shares present via webcast or represented by proxy includes holders of the Company's common stock, par value $0.01 per share (the “Common Stock”) and holders of the Company's Series E Convertible Preferred Stock.

(b) The following actions were taken in the Special Meeting:

(1)	The proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock in connection with certain warrant exchange agreements entered into in March 2020, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
21,137,324	912,909	309,256	15,182,005

(2)	The proposal to approve, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock pursuant to that certain Fourth Amended and Restated Convertible Promissory Note, dated March 6, 2020, by and between the Company and B3D, LLC., was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
21,120,683	913,014	325,792	15,182,005

(3)	The proposal to approve an amendment to the Certificate of Designation, Preferences, Rights and Limitations of the Company’s Series E Convertible Preferred Stock to provide for the voluntary adjustment of the conversion price by the Company’s Board of Directors in its discretion, and to authorize, for purposes of complying with Nasdaq Listing Rule 5635(d), the issuance of shares of Common Stock upon the conversion of the Company’s Series E Convertible Preferred Stock., was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
20,991,764	1,007,064	360,661	15,182,005

(4)	The proposal to approve an amendment to the Company’s Amended and Restated Certificate of Incorporation to effect a reverse stock split of the Company’s issued and outstanding shares of Common Stock, at a ratio of between 1-for-2 and 1-for-25, was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
31,289,849	6,141,568	110,077	0

(5)	The proposal to adjourn the Special Meeting, if necessary, to solicit additional proxies if there are not sufficient votes in favor of the foregoing proposals was approved, based on the following votes:

Votes For	Votes Against	Votes Abstain	Broker Non-Vote
34,755,694	2,358,497	427,303	0

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

XPRESSPA GROUP, INC.

Dated: May 28, 2020	By:	/s/ Douglas Satzman
		Name:	Douglas Satzman
		Title:	Chief Executive Officer